================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BROWN DISC PRODUCTS COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       BROWN DISC PRODUCTS COMPANY, INC.
                              3029 S. Harbor Blvd.
                          Santa Ana, California 92704

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 2, 1997


   NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS OF BROWN DISC PRODUCTS COMPANY, INC., A COLORADO CORPORATION (THE "COMPANY"), WILL BE HELD AT THE COURTYARD MARRIOT HOTEL, 3002 S. HARBOR BLVD., SANTA ANA, CALIFORNIA, ON MONDAY, JUNE 2, 1997 AT 10:00 A.M. LOCAL TIME. THE ANNUAL MEETING WILL BE
HELD FOR THE FOLLOWING PURPOSES, AS MORE FULLY DESCRIBED IN THE ATTACHED PROXY
STATEMENT:

     1.  To elect a Board of three (3) Directors;

     2.  To change the name of the Company to The Quartz Group, Inc.

     3. To vote to ratify the appointment of Stockman Kast Ryan & Scruggs, P.C. as the Company's independent certified accountants; and

     4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


     In accordance with the provisions of the Bylaws, the Board of Directors has fixed the close of business on April 21, 1997 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.

     Whether or not you expect to attend the meeting in person, please complete, date and sign the enclosed proxy card and mail it as promptly as possible in the enclosed envelope to assure representation of your shares at the meeting.


                                           By Order of the Board of Directors,

                                           /s/ DAVID J. LOPES
                                           -------------------------------------
                                           David J. Lopes, Chairman of the Board

Santa Ana, California
May 12, 1997

                       BROWN DISC PRODUCTS COMPANY, INC.
                              3029 S. HARBOR BLVD.
                          SANTA ANA, CALIFORNIA 92704

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 12, 1997


                                PROXY STATEMENT

   The enclosed proxy is solicited on behalf of the management and Board of Directors of BROWN DISC PRODUCTS COMPANY, INC., a Colorado corporation (the "Company" or "Brown Disc"), for use at the Company's Annual Meeting of Stockholders and at any and all adjournments thereof. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked at any time prior to its exercise by delivering a written notice of revocation to the Secretary of the Company at its principal office address listed above, by a subsequent proxy executed by the person executing the prior proxy and presented to the Secretary of the Company, or by attendance at the meeting and voting in person by the person executing the proxy.

   The cost of preparing, assembling and mailing this Notice of Annual Meeting and Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith. This Proxy Statement was first mailed to the Company's stockholders on or about May 12, 1997.


               ANNUAL REPORT ON FORM 10-KSB FOR LAST FISCAL YEAR

   A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission ("Commission"), including audited financial statements at June 30, 1996 and for the two fiscal years then ended, is available to stockholders without charge upon written request addressed to the Company at its address listed above. Reports filed by the Company with the Commission subsequent to May 6, 1996 are also available through the Commission's EDGAR Database of Corporate Information which can be accessed on the Internet at the Commission's URL address, http://www.sec.gov.


                             VOTING AND RECORD DATE

  The holders of record of the Company's common stock ("Common Stock") and Series A Redeemable Preferred Stock ("Series A preferred") at the close of business on April 21, 1997, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. The Company had 6,029,837 shares of Common Stock and 12,613 shares of Series A preferred outstanding as of the Record Date. Each share of Common Stock and Series A preferred entitles the holder thereof to one vote on each matter to be acted upon at the meeting. Abstentions and broker "non-votes" will be counted in determining the number of shares present for a quorum but will not be voted for election of directors or on other proposals and will have the same effect as abstentions as to the election of directors and Proposal No. 2.

   The following table sets forth information (except as otherwise indicated by footnote) as to shares of Common Stock owned on the Record Date by (i) each person known by management to beneficially own more than 5% of the Company's outstanding capital stock, (ii) each of the Company's directors and nominees for election as directors, and (iii) all executive officers, directors and nominees for election as directors as a group. None of such persons owns any shares of the Company's Series A preferred stock.

                                           COMMON STOCK (2)             VOTING RIGHTS (3)
                                     ----------------------------   -----------------------
NAME OR GROUP (1)                     SHARES        % OF CLASS        VOTES     % OF TOTAL
----------------------------------   ---------   ----------------   ---------   -----------
DIRECTORS:
Ronald H. Cole (4)                      50,000                .7%   1,363,900         22.6%
David J. Lopes (5)                     500,000               7.4%         -0-          ---
Daryl M. Silversparre (6)              250,000               3.7%         -0-          ---
All officers and directors
  as a group [four persons] (7)        800,000              11.8%   1,363,900         22.6%
Other 5% Shareholders:
R. Eugene Rider and Eva
  Forsberg-Rider (8)                 1,301,900              19.2%         -0-          ---

(1) To the best knowledge of the Company's management, the persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to the information contained in the footnotes to the table and, where applicable, community property laws.
(2) Assumes 6,792,450 shares outstanding including 6,043,450 shares currently outstanding and 750,000 issuable upon exercise of presently exercisable warrants held by the above entitled stockholders. No person listed in the table owns shares of Series A or Series B preferred stock. Shares listed in these columns do not include shares any such person or group may be entitled to vote by proxy which are not otherwise beneficially owned by such person or group. See Notes 4, 6 and 9.
(3) The amount and percentage of voting rights shown in these columns are based on 6,042,450 shares entitled to vote as of the Record Date (representing all outstanding shares of Common Stock and Series A preferred stock at one vote per share). Figures shown in these columns do not include shares beneficially owned by a person or group if such person or group is not entitled to vote such shares at the Annual Meeting. See Notes 4, 6 and 9.
(4) The following shares are subject to irrevocable proxies expiring on September 7, 1997 granted to Mr. Cole: 1,051,900 shares beneficially owned by R. Eugene Rider and Eva Forsberg-Rider, 250,000 shares owned by Gregory Timm as trustee for the benefit of R. Eugene Rider and Eva Forsberg-Rider and 62,000 shares owned by Harry K. McCreery. See Notes 6 and 9.
(5) Includes Class A warrants covering 500,000 shares fully exercisable at $0.01 per share held directly by Mr. Lopes.
(6) Includes 250,000 common shares issuable on exercise of Class A warrants that are fully exercisable at $0.01 per share.
(7) Includes shares and voting rights, as applicable, described in Notes 4 through 7 above.
(8)  Includes (i) 1,051,900 shares directly owned by Mrs. and Mrs. Rider, plus
     (ii) 220,000 shares held by Gregory Timm as trustee for the benefit of Mr. and Mrs. Rider to be released to Mr. and Mrs. Rider on May 5, 1998. All shares shown in the table as directly or indirectly beneficially owned by Mr. and Mrs. Rider are subject, until September 7, 1997 to irrevocable proxies granted by the registered owners to Ronald H. Cole. See Note 4.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"), the Nasdaq Stock Market, and the Boston Stock Exchange. Officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended June 30, 1996, the Company's officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                             ELECTION OF DIRECTORS

   The three persons named below have been nominated by management for election as directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and shall qualify. All nominees have served as directors of the Company since its last Annual Meeting of Stockholders. Unless otherwise instructed, the enclosed proxy will be voted for election of the following nominees, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable or declines to serve.

     Name of Nominee            Age   Director Since
     ------------------------   ---   --------------
     David J. Lopes              42   September 1995
     Daryl M. Silversparre       35   September 1995
     Richard Robert Weir         54

   DAVID J. LOPES has served as a director of the Company since September 1995 and was recently elected President of the Company on February 10, 1997. Since May 1995, Mr. Lopes has been primarily employed as a management and business consultant to Glasswerks, Irvine, California, a glass quartz semiconductor manufacturing company. For more than five years prior to May 10, 1995, when he resigned, Mr. Lopes was the President of California Quartz, Inc., a supplier of materials to the semiconductor industry until that business was sold in 1994 and which also operated a computer training business started in 1994 through a wholly-owned subsidiary, The Focus Institute, Inc. After his resignation from California Quartz, Inc., The Focus Institute, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on May 18, 1995, U.S. Bankruptcy Court for the Central District of California case number LA95-22592SB.

   DARYL M. SILVERSPARRE has served as a director of the Company since September 7, 1995 and as its corporate Secretary since February 13, 1996. Mr. Silversparre has been primarily employed since 1995 as President and Chief Executive Officer of Capital Investments Solution, Inc., a company registered as an investment adviser with the Securities and Exchange Commission based in Los Angeles, specializing in capital management and consulting. From 1978 to 1995, Mr. Silversparre was involved in the petroleum industry in a management capacity with Dave Silversparre Union Service Inc., a dealer for Union Oil Company.

     RICHARD ROBERT WEIR has been primarily employed as general manager at Magga Products since 1994. From 1990 to 1994 he served as the Manufacturing Manager of special projects for California Quartz in San Jose, California. Prior to that, he has acted as a consultant to GE, GTE and is experienced in all manufacturing aspects of the quartz business.

   There are no family relationships between any of the Company's directors and executive officers. All directors hold office until the next Annual Meeting of Stockholders and until their successors are elected. Officers serve at the discretion of the Board of Directors. There are currently no committees of the Board of Directors.

   There are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director.

   Reference is made to Items 10 and 12 of the Company's Annual Report on From IO-KSB for the fiscal year ended June 30, 1996 for certain information regarding compensation of executive officers and directors of the Company.

                        SUMMARY EXECUTIVE COMPENSATION

     The Company currently does not have any compensation plans involving stock options, stock appreciation rights or long-term incentive or deferred pension or profit-sharing plans for its executive officers.

     Prior to September 1995, directors had not been compensated in cash for their services on the Company's Board of Directors and officer of the Company receive no additional compensation for their services as directors. Directors of the Company currently receive no cash compensation for their attendance at Board meetings except reimbursement for travel expenses.

     In September 1995, four newly elected directors of the Company were awarded Class A common stock purchase warrants covering an aggregate of 2,000,000 shares of the Company's Common Stock exercisable at $0.25 per share in consideration of their agreement to become directors of Brown Disc and to assist the Company in obtaining additional financing and negotiating debt restructuring arrangements. On September 7, 1995, the date these warrants were issued, the last reported bid and asked prices for the Company's Common Stock quoted in the over-the-counter market were $0.06 bid and $0.25 asked.

     The Board of Directors recently approved annual salaries for David J. Lopes and Daryl M. Silversparre in the amounts of $108,000 and $80,000 respectively. Mr. Lopes salary was effective March 1, 1997 and Mr. Silversparres salary is effective June 1, 1997.

     Although no other compensation is currently contemplated for directors of the Company, the Company's Bylaws permit compensation of directors. The Board reserves the right to change its policy as to compensation of directors from time to time based upon the financial condition of the Company, future performance and other relevant factors.

     The following Summary Compensation Table indicates the cash compensation paid by the Company as well as certain other compensation, paid or accrued for its fiscal years ended June 30, 1996, 1995 and 1994 to its Chief Executive Officer. No other executive officers received salary and bonus exceeding $60,000 per annum for such periods.

                                               Annual Compensation                   Long Term Compensation
                                           --------------------------------   -------------------------------------
                                                                                        Awards              Payouts
                                                                              ----------------------------  -------
                                                                 Other        Restricted      Securities
                                                                 Annual         Stock         Underlying     LTIP     All Other
                                Fiscal     Salary     Bonus   Compensation      Awards         Options/     Payouts  Compensation
Names and Principal Position  Year (/1/)    ($)        ($)      ($)(/2/)        ($)            SARs ($)       ($)        ($)
----------------------------  ----------   -------    ------  -------------    ---------    --------------  -------  ------------
Ronald H. Cole                   1996      $63,130     ---     $6,000(/5/)        ---       1,000,000(/6/)    ---        ---
Chairman of the Board and
 Chief Executive Officer(/3/)

R. Eugene Rider,                 1996      $49,118     ---     $6,400(/7/)     $337,500(/8/)     ---          ---    $200,000(/9/)
President & Chief Executive      1995      $72,000     ---
 Officer(/4/)                    1994      $72,000     ---

(1) Information set forth in the table represents data for the fiscal years ended June 30, 1996 ("1996"), June 30, 1995 ("1995") and June 30, 1994
     ("1994").
(2) Total perquisites did not exceed the lesser of $50,000 or 10% of the executive's annual salary, bonus and other compensation.
(3) Mr. Cole was elected Chairman and Chief Executive Officer of the Company on September 7, 1995 and also was elected President on February 13, 1996.
(4) Mr. Rider resigned as the Company's Chief Executive Officer on September 7, 1995 and retired as President effective as of February 12, 1996.
(5)  Payment for services as a director and Chairman of the Board.
(6) Class A Warrants issued at an exercise price of $0.25 per shares expiring September 7, 2000. See "Executive Compensation" above and "September 1995 Change in Control Transactions" in Item 12 of this Report.
(7) Represents cash payments and installment payment obligations under a settlement agreement relating to the termination of employment. See "Settlement with Former Executive Officer; Changes in Executive Officers and Directors: in Item 12 of this Report.
(8) Represents the value of 250,000 shares of Common Stock issued to a trustee for the benefit of R. Eugene Rider and his spouse under a settlement agreement relating to the termination of employment. See "Settlement with Former Executive Officer; Changes in executive Officers and Directors:" in
     Item 12 of this Report.
(9) Represents a maximum contingent payment of $200,000 payable at the rate of 5% from proceeds of financing obtained by the Company after April 24, 1996, of which $34,488 was paid in June 1996.

                             NAME CHANGE PROPOSAL

   Brown Disc has been primarily engaged in the business of providing software duplication and packaging services to software companies and in the sale and distribution of portable 3.5" and 5-1/4" diskettes, magnetic tape, CD-ROM and CD-R electronic media and storage devices.

   Concurrent with the Board of Directors' decision to remove Ronald B. Cole as an executive officer on February 16, 1996, the Company's management terminated all other programs to expand its service capabilities in software duplication and distribution. Under the direction of its new Chief Executive Officer, David
J. Lopes, the Company's strategic plan will be to seek the acquisition of assets or other businesses in the industry of fabricating and supplying quartz-glass products for use in the manufacture of integrated circuits by the semiconductor industry. Mr. Lopes had prior experience in this field during his tenure as President and Chief Executive Officer of California Quartz, Inc., a company which owned a quartz-glass, product-fabrication business from 1979 until that business was sold in September 1994 to Heraeus Amersil Inc., a North American affiliate of Heraeus Quartzglass GmbH.

    With the belief that the quartz-glass product line will far exceed the software duplication business, the Board of Directors proposes to change the name of the Company to "THE QUARTZ GROUP, INC." to more accurately reflect the business direction in which the Company is moving.


    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO "THE QUARTZ GROUP, INC."


                      APPROVAL OF ENGAGEMENT OF AUDITORS

    The Board of Directors has selected STOCKMAN KAST RYAN & SCRUGGS, P.C. as independent public accountants for the Company for the fiscal year ending December 31, 1997, subject to the approval of the stockholders. STOCKMAN KAST RYAN & SCRUGGS, P.C. has served as independent public accountants for the Company since 1994. To the knowledge of the Company, at no time has STOCKMAN KAST RYAN & SCRUGGS, P.C. had any direct or indirect financial interest in, or any connection with, the Company other than as independent public accountants. A representative of STOCKMAN KAST RYAN & SCRUGGS, P.C. is expected to be available at the Meeting to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ENGAGEMENT OF THE AUDITORS.


                                 OTHER BUSINESS

   Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies, in the form enclosed and properly signed, in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

                                      By Order of the Board of Directors,


                                      /s/ DAVID J. LOPES
                                      -------------------------------------

                                      DAVID J. LOPES, CHAIRMAN OF THE BOARD


Santa Ana, California
May 12, 1997

PROXY
                       BROWN DISC PRODUCTS COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 1997

  The undersigned stockholder of BROWN DISC PRODUCTS COMPANY, INC. (the "Company") hereby appoints DAVID J. LOPES and DARYL M. SILVERSPARRE, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them to vote all the shares of capital stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the corporation to be held on June 2, 1997, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present, for the following purposes:

1. ELECTION OF DIRECTORS

   FOR each nominee listed below [_] (except as marked to the contrary below);

   WITHHOLD AUTHORITY [_] to vote for each nominee listed below:

   DARYL M. SILVERSPARRE          DAVID J. LOPES             RICHARD ROBERT WEIR

   -----------------------------------------------------------------------------
     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

2. [_] FOR [_] AGAINST [_] ABSTAIN TO VOTE TO RATIFY THE APPOINTMENT OF STOCKMAN KAST RYAN & SCRUGGS, P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS; and

3. [_] FOR [_] AGAINST [_] ABSTAIN AS TO A PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO "THE QUARTZ GROUP INC."; and


4. WITHHOLD AUTHORITY [_] IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

  This Proxy will be voted as directed or, if no direction is indicated, will be VOTED FOR the election of the nominees named above and each of the other Proposals listed above. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 12, 1997.

                                             Dated: ___________________________

                                             __________________________________
                                                        (Signature)

                                             __________________________________
                                                (Signature if jointly held)

                                             __________________________________
                                                     (Print Name Here)

                                             (Please sign your name or names
                                             exactly as stenciled. When
                                             signing as attorney, executor,
                                             administrator, trustee, guardian
                                             or corporate officer, please give
                                             your full title as such.)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS